UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________
FORM 8-K
_____________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event Reported): June 5, 2023
PubMatic, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-39748	20-5863224
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
N/A
(Address of Principal Executive Offices) (Zip Code)
N/A
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	PUBM	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 5, 2023, PubMatic, Inc. (the “Company”) appointed Lisa Gimbel, age 42, as the Company’s Chief Accounting Officer (“CAO”) and principal accounting officer. Ms. Gimbel most recently served as Vice President, Technical Accounting and SEC Reporting for Salesforce, Inc. from February 2022 to June 2023 and as Senior Director, Technical Accounting and SEC Reporting from January 2017 to February 2022. Prior to working for Salesforce, Inc., Ms. Gimbel served as the Corporate Controller for DocuSign, Inc. from September 2014 to January 2017. Ms. Gimbel also served as an Advisor to the SEC Professional Group from January 2017 to February 2022. Ms. Gimbel earned her Bachelor of Science degree in Business Administration and Management from California Polytechnic State University – San Luis Obispo in 2002.
In connection with Ms. Gimbel’s appointment as CAO and principal accounting officer, the Company has entered into an offer letter (“Offer Letter”) with Ms. Gimbel which outlines her compensation terms. Pursuant to her Offer Letter, Ms. Gimbel is entitled to receive an initial annual base salary of $340,000 and a bonus target of $85,000 per annum under the Company’s 2023 Annual Employee Bonus Plan. In addition, the Offer Letter provides that Ms. Gimbel, subject to approval by the Company’s board of directors, will be granted a restricted stock unit award (“RSU”) under the Company’s 2020 Equity Incentive Plan valued at $400,000 in accordance with the Company’s grant valuation procedures at the time of the grant. The RSU has a four-year term with a one-year cliff, and then will vest ratably on a quarterly basis over the remaining three-year period.
There are no arrangements between Ms. Gimbel and any other person pursuant to which she was selected to become the Chief Accounting Officer of the Company. There are no family relationships between Ms. Gimbel and any director or executive officer of the Company, and she does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. In connection with her appointment, the Company will enter into its standard form of indemnity agreement with Ms. Gimbel, which is attached as Exhibit 10.1 to the Company’s Registration Statement on Form S-1 filed with the Securities and Exchange Commission on November 13, 2020. The above description of the Offer Letter is a summary only. A copy of the Offer Letter will be filed with the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2023.
In connection with the appointment of Ms. Gimbel as the Company’s new CAO, on June 5, 2023, Michael Van Der Zweep, the Company’s Controller and now former principal accounting officer will serve as an advisor during Ms. Gimbel’s transition, after which Mr. Van Der Zweep plans on retiring.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PUBMATIC, INC.

Date: June 9, 2023	By:	/s/ Steve Pantelick
Steve Pantelick
Chief Financial Officer